UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2026 (June 15, 2026)

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name or, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On June 15, 2026, Talen Energy Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission, disclosing the consummation of the previously announced acquisition contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) with affiliates of Energy Capital Partners (“ECP”), pursuant to which the Company acquired all of the equity interests of certain affiliates of ECP that owned (i) the Lawrenceburg Power Plant, a 1,120 megawatt (“MW”) combined cycle gas turbine facility (“CCGT”) located in Lawrenceburg, Indiana, (ii) the Waterford Energy Center, a 875 MW CCGT located in Waterford, Ohio, and (iii) the Darby Generating Station, a 456 MW combustion turbine facility located in Mount Sterling, Ohio, (collectively, the “Cornerstone Acquisition”).
The Company consummated the Cornerstone Acquisition and related transactions on June 15, 2026. The aggregate purchase price was $3.5 billion, comprised of $2.6 billion in cash and 2,399,998 shares of TEC common stock, valued at $927 million at the closing of the Cornerstone Acquisition.
This Current Report on Form 8-K/A (this “Report”) amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements
In connection with the closing of the Cornerstone Acquisition, the Company is providing the following historical financial statements:

1.Audited consolidated financial statements of Cornerstone Generation, LLC and Subsidiaries as of and for the year ended December 31, 2025 and the related notes thereto, which are included as Exhibit 99.1 hereto and incorporated herein by reference;
2.Unaudited condensed financial statements of Cornerstone Generation, LLC and Subsidiaries as of and for the three months ended March 31, 2026 and the related notes thereto, which are included as Exhibit 99.2 hereto and incorporated herein by reference; and
3.Audited combined financial statements of Gas Plant Business (A Carve-Out of Lightstone Generation, LLC) for the period January, 1 to August 10, 2025 and the related notes thereto, which are included as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information
In connection with closing of the Cornerstone Acquisition, the Company is providing the unaudited pro forma condensed combined financial information of the Company, after giving effect to the Cornerstone Acquisition, which is comprised of the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026. Such unaudited pro forma condensed combined financial information and the related notes thereto is set forth in Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of RSM US LLP, independent auditors of Cornerstone Generation, LLC.
23.2	Consent of RSM US LLP, independent auditors of Gas Plant Business (A Carve-out of Lightstone Generation, LLC).
99.1	Audited consolidated financial statements of Cornerstone Generation, LLC and Subsidiaries as of and for the year ended December 31, 2025 and the related notes thereto.
99.2	Unaudited condensed financial statements of Cornerstone Generation, LLC and Subsidiaries as of and for the three months ended March 31, 2026 and the related notes thereto.
99.3	Audited combined financial statements of Gas Plant Business (A Carve-out of Lightstone Generation, LLC) for the period January 1 to August 10, 2025 and the related notes thereto.
99.4
Unaudited pro forma condensed combined financial information of Talen Energy Corporation, giving effect to the Cornerstone Acquisition, comprised of the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026 and the related notes thereto.

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	August 12, 2026	By:	/s/ Cole Muller
		Name:	Cole Muller
		Title:	Chief Financial Officer
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